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                                                                    Exhibit 10.5

                     AMENDMENT NO. 1 TO CO-SALE AGREEMENT
                     ------------------------------------


  This Amendment No. 1. to Co-Sale Agreement (the "Agreement") is made as of this 31st day of December, 1997, by and among Command Systems, Inc., a Delaware corporation (the "Company"), Phoenix Home Life Mutual Insurance Company (the "Stockholder") and Edward G. Caputo (the "Founder").

  WHEREAS, the parties have previously entered into a Co-Sale Agreement dated as of August 26, 1997 (the "Agreement"; capitalized terms used herein without definition having the meanings ascribed to such terms in the Agreement);


  WHEREAS, the parties desire to amend certain provisions of the Agreement.

  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

  Section 1.  Amendment to Section 6(e).  Section 6(e) of the Agreement is
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amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 6(e):


  "(e)    Term.  This Agreement shall terminate upon the earliest to occur of
          (i) ten years after the date hereof, (ii) the date that the Founder ceases to own shares of Co-Sale Stock constituting at least twenty-five percent (25%) the Company's issued and outstanding Common Stock (after giving effect to the exercise of any options or warrants then outstanding, whether or not such options or warrants are then exercisable, and the conversion to Common Stock of any convertible securities then outstanding, whether or not such convertible securities are then convertible) and (iii) the date that the Stockholder, together with its affiliates (as defined in Rule 405 under the Securities Act), ceases to own shares of Common Stock constituting at least five percent (5%) of the Company's issued and outstanding Common Stock (after giving effect to the exercise of any options or warrants then outstanding, whether or not such options or warrants are then exercisable, and the conversion to Common Stock of any convertible securities then outstanding, whether or not such convertible securities are then convertible)."


  Section 2.  Further Assurances.  Each party hereby agrees, at any time and
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from time to time after the date hereof, at the reasonable request of the other party, to execute and deliver such other agreements, certificates or instruments as may
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be reasonably requested in order to more effectively amend the Agreement as set forth above or to evidence or confirm this Amendment.

  Section 3.  Effect of Amendment.  The parties hereby ratify and confirm all of
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the provisions of the Agreement, as amended hereby, and agree and acknowledge that the Agreement as so amended remains in full force and effect.

  Section 4.  Governing Law.  This Amendment shall be governed by and construed
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in accordance with the laws of the State of Connecticut, without giving effect to its conflicts of law provisions.

  Section 5.  Counterparts.  This Amendment may be executed in any number of
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counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first above written.


                                        COMMAND SYSTEMS, INC.


                                        By:  /s/ Edward G. Caputo
                                           -----------------------------
                                             Edward G. Caputo,
                                             President


                                        THE FOUNDER:


                                            /s/ Edward G. Caputo
                                        --------------------------------
                                            Edward G. Caputo


                                        THE STOCKHOLDER:

                                        PHOENIX HOME LIFE MUTUAL
                                        INSURANCE COMPANY


                                        By:  /s/ John J.C. Herndon
                                           -----------------------------
                                             Name: John J.C. Herndon
                                             Title: Vice President